Backblaze ©2026 | 1 May 4, 2026 Q1 2026 Results Gleb Budman CEO and Co-Founder Backblaze Marc Suidan CFO

Backblaze ©2026 | 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, planned investments and initiatives, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements, including that our AI customer revenue is early-stage and achievement of widescale adoption is uncertain, we may not achieve the growth rates implied by current trends, estimates of addressable market size and market opportunity are based on internal assumptions and third-party data that may prove inaccurate or may not be representative of actual market conditions, our GTM transformation may not achieve its intended objectives within the expected timeframe or cost, and those set forth under “Risk Factors” in our Quarterly Report on Form 10-Q for the first quarter of 2026. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation, except as required by applicable law. Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use non-GAAP Adjusted Gross Profit and Margin, non-GAAP Net Income (Loss), non-GAAP Net Income (Loss) per share, Adjusted EBITDA and Margin, and Adjusted Free Cash Flow and Margin. These non-GAAP financial measures exclude certain items and are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We present these non-GAAP measures because management believes they are a useful measure of the Company’s performance and provide an additional basis for assessing our operating results. Please see the Appendix attached to this presentation for a reconciliation of non-GAAP Adjusted Gross Margin, non-GAAP Net Income, Adjusted EBITDA Margin and Adjusted Free Cash Flow to the most directly comparable GAAP financial measures. Important Information About This Presentation

Backblaze ©2026 | 3 Our Mission To make customers unstoppable by solving their toughest data storage challenges.

Backblaze ©2026 | 4 Key Highlights ● Revenue and adjusted EBITDA exceeded guidance. ● Winning in AI storage. AI customers growing 76% y/y. ● GTM transformation is gaining traction. Existing customer pipeline nearly doubled y/y. Notes: AI customer count reflects the number of customers identified as having AI-related use cases on the Backblaze platform as of March 31, 2026, compared to the same period in the prior year. Growth rates for prior periods may not be indicative of future results. See "Forward-Looking Statements" for additional information.

Backblaze ©2026 | 5 The AI Opportunity Backblaze is serving both the builders of AI infrastructure and the companies deploying AI in real-world workflows. AI infrastructure and tools: Selling to the Suppliers of AI ● Neoclouds ● Training data providers ● AI platform builders AI companies ● Generative AI companies ● Data-intensive workflow teams ● Multimodal application builders

AI Infrastructure & Tools Market Opportunity

Backblaze well positioned to serve the emerging storage tier demand

- $14B market opportunity estimated by 2030
- Flash is about 10x more expensive per TB than hard drives
- Neoclouds need a performant hard drive tier behind flash

BACKBLAZE OPPORTUNITY

The scalable performant & cost-efficient storage layer behind flash

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Engaging with leading neocloud providers

B2 Neo Case Study

Note: Company estimate based on management's analysis of third-party market data published by Synergy Research Group (April 2026) and Market.us. The neocloud market forecasts cited in these reports measure cloud infrastructure and platform service revenues and do not separately report storage-related revenues. The estimated market opportunity reflects management's assumptions regarding the proportion of neocloud revenues attributable to storage services and the addressable share relevant to Backblaze's offerings. Actual market size may differ materially from this estimate. See "Forward-Looking Statements" for additional information.

Backblaze ©2026 | 6

AI Infrastructure and Tooling Customer Win

THE CUSTOMER

Training data provider selected B2 for large-scale video storage

11

DAYS TO CLOSE

~$1M

ARR

WHY WE WON

- Incumbent provider had rate limits and bandwidth constraints
- Won on economics and technical fit

Backblaze is winning with fast-growing AI infrastructure customers

Backblaze ©2026 | 7

Backblaze ©2026 | 8 AI Company Market Opportunity Backblaze winning as AI workloads shift to multimodal BACKBLAZE OPPORTUNITY Price and performance get us in the door. Experience keeps them and grows them. Winning genAI companies with data-intensive workflows ● AI models are going multimodal – video, audio, and images ● These customers scale fast and need infrastructure that keeps up ● Data volumes are growing by orders of magnitude GenAI Case Study

AI Company Customer Win

THE CUSTOMER

AI-powered video creation company selected B2 for model training data

WHY WE WON

- Incumbent was difficult to manage and too expensive
- Backblaze offered the best performance per dollar
- Easy to use and scale

As AI workloads scale, Backblaze is the leading storage platform for AI.

~$500K

ARR

Backblaze ©2026 | 9

Developer Ecosystem

Meeting developers where they already work

Hugging Face

13M users ▪ 2M+ models

Backblaze tool to store and share model caches on B2

Comfy

$500M valuation

Plugin to support GenAI workflows

CVAT

Tens of thousands of computer vision teams

B2 integrated as backend for training data

mlflow

60 million monthly downloads

B2 added as integrated artifact store

Backblaze ©2026 | 10

Backblaze ©2026 | 11 Go-to-Market Transformation INCREASING AWARENESS 100+ companies joined Flamethrower in under 3 months Milestone achieved in half the typical time IMPROVING PIPELINE CONSISTENCY Systems upgraded Core GTM infrastructure complete Enables faster, more disciplined revenue motion EXPANDING WITHIN CUSTOMER BASE 2x pipeline Y/Y Sourced from installed base this quarter Converting more of the opportunity already in front of us

Bringing Proven GTM Leadership to Backblaze



Anuj Kumar

Chief Revenue Officer

- 20+ years scaling cloud revenue organizations at infrastructure companies
- Senior roles at NetApp, VMware, Rackspace, Verisign, Red Hat and SUSE

"The buildout of AI infrastructure is one of the largest capital replatformings in the history of enterprise technology, and storage underpins it. Backblaze has built the right platform for this moment"

– Anuj Kumar, CRO

Bringing the discipline and execution rigor this phase of our growth requires

Backblaze ©2026 | 12

Backblaze ©2026 | 13 New Customer Momentum Healthcare data company Selected for disaster recovery Disaster recovery Cloud gaming platform Serving a multi-cloud environment Multi-cloud storage Audio streaming platform Migrating from self-managed infrastructure to B2 Cloud adoption Winning where data is valuable, active and operationally important

Backblaze ©2026 | 14 Financial Overview Marc Suidan CFO

Backblaze ©2026 | 15 Key Financial Highlights ● Strong B2 revenue growth at 24% ● Robust Adj. EBITDA margin of 26% ● Full-year outlook raised by $5M NOTES: Adjusted EBITDA is a non-GAAP financial measure. Please refer to the Appendix for a reconciliation to the most directly comparable GAAP measure.

Backblaze ©2026 | 16 B2 Growth Journey

Backblaze ©2026 | 17 Revenue Drivers Defined Net Organic Growth: Organic data growth less data contraction Direct Cross-sell/Upsell: Direct Sales led upsell of existing customers New Self-serve: PLG led new logo acquisition New Direct Sales: Direct Sales led new logo acquisition NOTES: PLG means Product Led Growth.

Backblaze ©2026 | 18 B2 ARR Methodology Change B2 ARR ($M) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 New Method 58.4 63.5 65.7 69.0 72.5 81.8 82.8 87.4 93.0 Old Method 59.5 62.8 64.9 70.2 73.8 80.7 81.8 88.9 94.7 Delta -1.1 0.7 0.8 -1.2 -1.3 1.1 1 -1.5 -1.7 +$5M Q1’26 sequential ARR addition WHAT CHANGED ARR is now annualized from the final month of the quarter to 365 days, improving comparability across periods.

Backblaze ©2026 | 19 RPO Growth Methodology Change WHAT CHANGED Now capturing both annual and multi-year customer commitments, aligned to peer group. +$31M YEAR OVER YEAR +$6M QUARTER OVER QUARTER Note: RPO growth reflects new methodology comparison. New method ($M) Within 1 Year Over 1 Year Total Q1 2026 42.9 33.6 76.5 Q4 2025 39.5 30.7 70.2 Q/Q change +3.4 +2.9 +6.3 Reconciliation ($M) Q1 2025 Q4 2025 Previously reported 44.9 66.2 New method 45.7 70.2 Delta +0.8 +4.0 RPO is becoming more important as we sign larger, longer commitments

Backblaze ©2026 | 20 Q2’25 Q3’25 Q4’25 Q1’26 ARR $23M $24M $25M $27M % of Total ARR 15% 16% 17% 17% Upmarket Traction $50K+ ARR CUSTOMERS $50k+ CUSTOMER COUNT 187 CUSTOMERS in Q1 2026 UP 51% Y/Y Note: Historical ARR is based on the new methodology.

Backblaze ©2026 | 21 Financial and Operational Q1 Highlights REVENUE ($M) Y/Y GROWTH IN- QUARTER NRR GROSS CUSTOMER RETENTION B2 Cloud Storage $22.4 24% 110% 89% Computer Backup $16.2 -2% 95% 91% Total Company $38.7 12% 103% 91% Note: Some amounts may not sum due to rounding.

Backblaze ©2026 | 22 B2 Growth Excluding the Large Variable Customer Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Y/Y B2 Growth 23% 29% 28% 24% 24% Growth Excluding Large Variable Usage Customer 23% 22% 22% 23% 23% Factoring out variable usage of this large AI customer, B2 Revenue Growth has stabilized. Q2’25 and Q3’25 reflects variable peak usage.

Backblaze ©2026 | 23 22% Building A Self-Funding Business (3%) (11%) Adj. EBITDA Margin NOTES: Adjusted EBITDA and Adjusted Free Cash Flow margins shown for the years ending December 31, 2021, 2022, 2023, 2024, and 2025 are based on audited financial data. Results for Q1 2026 are based on unaudited financial data. Please refer to the definitions of Adjusted EBITDA margins and Adjusted Free Cash Flow in the Appendix. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix to this presentation. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future. 5% IPO 2021 2022 2023 Adj. Free Cash Flow Margin 2024 IPO 2021 2022 2023 2024 (54%) (42%) (29%) 2026E 23-25% 2026E 10% (16%)2025 2025 (4%) ~1%

Backblaze ©2026 | 24 Q2’26 and Full Year Guidance Q2’26 $39.8 to $40.2 FY 2026 Raised $161.5 to $163.5 Q2’26 21% to 23% FY 2026 Raised 23% to 25% NOTES: The above financial information guidance for Q2 of 2026 and fiscal year 2026 are forward-looking statements. The revenue outlook for fiscal year 2026 also reflects a narrowed range of total Company revenue from the previously announced outlook. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. A reconciliation of Adjusted EBITDA Margin guidance to GAAP net loss margin is not available on a forward-looking basis without unreasonable effort because certain reconciling items, including stock-based compensation expense, restructuring charges, depreciation and amortization, interest expense, and income tax provisions cannot be reasonably predicted due to their inherent uncertainty and variability. These items could individually or in the aggregate be material to the Company's reported GAAP results. Revenue ($M) Adj. EBITDA Margin

Backblaze ©2026 | 25 Q&A

Backblaze ©2026 | 26 Thank You!

Backblaze ©2026 | 27 Appendix

Backblaze ©2026 | 28 ● “ARR” means Annual Recurring Revenue and is calculated based on the monthly revenue from all B2 Cloud Storage arrangements for the last month of a period multiplied by 12, and for Computer Backup arrangements, based on the average daily revenue from the last month of the period multiplied by 365. Beginning in the first quarter of 2026, to improve comparability between periods, we revised our methodology for calculating ARR for our consumption-based arrangements to use a daily revenue rate during the last month of the period rather than a monthly rate. Prior period ARR amounts presented have been recast to conform to the current period presentation. ● “Gross Customer Retention” is used to measure our ability to retain our customers and is based on the trailing four-quarter average of the percentage of cohort of customers who were active at the end of the quarter in the prior year that are still active at the end of the current quarter. We calculate our gross customer retention rate for a quarter by dividing (i) the number of accounts that generated revenue in the last month of the current quarter that also generated recurring revenue during the last month of the corresponding quarter in the prior year, by (ii) the number of accounts that generated recurring revenue during the last month of the corresponding quarter in the prior year. ● “NRR” means Net Revenue Retention. To calculate NRR for a specific quarter, we determine the revenue recognized in that quarter from customers who generated revenue during the last month of the same quarter of the previous year. This revenue is then divided by the revenue generated from those same customers in the prior year quarter. Beginning in the first quarter of 2026, we are presenting NRR using a single-quarter calculation, comparing current quarter revenue to the corresponding prior year quarter, rather than an average of quarterly rates over the prior four quarters, in order to provide a more current measure of customer retention. Prior period NRR amounts have been recast to conform to the current period presentation. Definitions

Backblaze ©2026 | 29 ● “Customer” means a customer at the end of any period as a distinct end user, as identified by a unique account identifier, which makes up substantially all of our user base. ● “Adjusted EBITDA” is defined as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, investment income, income tax provision, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, restructuring charges, legal settlement costs, and other non-recurring charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenues for the period. We use Adjusted EBITDA and Adjusted EBITDA Margin to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA Margin, when taken together with our GAAP financial results, provide meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider Adjusted EBITDA and Adjusted EBITDA Margin to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis. ● “Adjusted Free Cash Flow” We define adjusted free cash flow as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software costs, principal payments on finance leases and lease financing obligations, as reflected in our consolidated statements of cash flows, and excluding payments on restructuring charges, legal settlement payments, and payments on other non-recurring charges. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by revenue. Definitions

Backblaze ©2026 | 30 ● “Non-GAAP Net Income (Loss)” We define non-GAAP net income (loss) as net income (loss) adjusted to exclude stock-based compensation, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, restructuring charges, legal settlement costs, and other items we deem non-recurring. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) divided by basic and diluted weighted average common shares outstanding. We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share, when taken together with our GAAP financial results, provide meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. ● “Adjusted Gross Profit (and Margin)” We define adjusted gross profit as gross profit, excluding stock-based compensation expense, depreciation and amortization and restructuring charges within cost of revenue. We define adjusted gross margin as a percentage of adjusted gross profit to revenue. We exclude stock-based compensation, which is a non-cash item, and restructuring charges because we do not consider it indicative of our core operating performance. We exclude depreciation expense of our property and equipment and amortization expense of capitalized internal-use software because these may not reflect current or future cash spending levels to support our business. We believe adjusted gross profit (and margin) provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Definitions

Backblaze ©2026 | 31 Reconciliation of Non-GAAP Measures: Adjusted Gross Margin Adjusted Gross Profit Q1’26 Q1’25 Gross Profit $23.529 $19.256 Gross Margin 61% 56% Adjustments for Cost of Revenue: Stock Based Compensation 0.458 0.420 Depreciation & Amortization(1) 6.513 7.644 Restructuring Charges .237 — Adjusted Gross Profit $30.737 $27.320 Adjusted Gross Margin 79% 79% Dollars in Millions (1) $0.1 million of amortization expense for the three months ended March 31, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 32 Reconciliation of Non-GAAP Measures: Non-GAAP Net Income (Loss) Q1’26 Q1’25 Net Loss $(6.147) $(9.324) Net Loss Margin -16% -27% Adjustments: Stock Based Compensation(1) 6.712 7.359 Foreign Exchange Loss (Gain) (0.039) 0.149 Restructuring charges 2.191 — Non-GAAP Net Income (Loss) 2.717 (1.816) Non-GAAP Net Income (Loss) Margin 7% -5% Non-GAAP Diluted Shares 60.856 54.060 Non-GAAP Net Income (Loss) per Diluted Share $0.04 $(0.03) Dollars and Shares in Millions (1) $0.2 million of stock-based compensation incurred during the three months ended March 31, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 33 Reconciliation of Non-GAAP Measures: Adjusted EBITDA Q1’26 Q1’25 Net Loss $(6.147) $(9.324) Net Loss Margin -16% -27% Adjustments: Depreciation & Amortization(1) 6.593 7.764 Stock Based Compensation(2) 6.712 7.359 Interest Expense & Investment Income, Net 0.805 0.320 Income tax provision 0.028 0.084 Foreign Exchange Loss (Gain) (0.039) 0.149 Restructuring charges 2.191 — Adjusted EBITDA $10.143 $6.352 Adjusted EBITDA Margin 26% 18% Dollars in Millions (1) $0.1 million of amortization expense for the three months ended March 31, 2026 is classified as restructuring charges in the table above. (2) $0.2 million of stock-based compensation incurred during the three months ended March 31, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 34 Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow Q1’26 Q1’25 Net Cash Provided by (Used In) Operating Activities $3.360 $4.943 Capital Expenditures (2.763) (2.626) Principal Payments on Finance Leases and Lease Financing Obligations (4.230) (4.543) Payment on litigation settlement costs 0.015 — Payments on restructuring costs 1.775 0.115 Adjusted Free Cash Flow ($1.843) ($2.111) Adjusted Free Cash Flow Margin -5% -6% Dollars in Millions